Fluoro Pharma

Enabling Personalized Medicine
Through Precision Diagnostics.

# Forward-Looking Statements

Fluoro Pharma

This presentation contains "forward-looking statements" within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, which are intended to be covered by the safe harbor created thereby. You can identify forward-looking statements by words such as "anticipates," "expects," "intends," "plans," "projects," "believes," "estimates," and similar expressions. Specifically, statements regarding FluoroPharma's future business, including any revenue projections, costs, earnings or other financial items, as well as statements relating to the objectives of management and other business plans, including anticipated new products and investments, are forward looking statements. These forward-looking statements are not guarantees of future performance but are rather based upon management's current expectations and assumptions as to future events that may not prove to be accurate. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to: the demand for diagnostic imaging; the growth of the markets addressed by our products; the demand for and market acceptance of our products; our ability to successfully compete in the markets in which we do business; our ability to successfully address the cost structure of our products; the ability to develop and implement new technologies and to obtain protection for the related intellectual property; and our ability to realize financial and strategic benefits of past and future transactions. Other factors that could cause actual results to differ materially from those described in the forward-looking statements include other economic, business, competitive and/or regulatory factors affecting FluoroPharma's business generally. These risks and uncertainties, and others, that relate to FluoroPharma's business and financial condition are detailed from time to time in FluoroPharma's Securities and Exchange Commission filings. These forward-looking statements are made only as of the date indicated, and FluoroPharma disclaims any obligation to update or revise the information contained in any forward-looking statements, whether as a result of new information, future events or otherwise.

**1 in 3**

Patients will die of heart disease


?

**Every 3 seconds**

A cardiac perfusion scan is performed



**3 Products**

Portfolio of compounds in heart disease


Intermembrane space
Carnitine acyltransferase II
Carnitine
CoA-SH
Carnitine acyltransferase I
Matrix

**CardioPET**



**BFPET**


Macrophage
Endothelial Cells
Smooth Muscle Cells
Cholesterol Crystal
Monocyte
Foamy Macrophage

**VasoPET**

# FluoroPharma At-a-Glance

| | |
|---|---|
| THE COMPANY | • Founded in 2003 in Boston with technology licensed from Massachusetts General Hospital |
| CORE EXPERTISE | • Next generation molecular imaging drugs for diagnostic testing |
| THREE ACTIVE CARDIAC IMAGING PROGRAMS FOR PET IMAGING | • BFPET → Cardiac blood flow<br>• CardioPET → Cardiac viability assessment<br>• VasoPET → Inflamed atherosclerotic plaque imaging |
| CLINICAL BENEFITS | • Expand the assessment of myocardial health<br>• Higher diagnostic accuracy<br>• Alternative to invasive procedures |
| PATIENT MANAGEMENT | • Evaluate cardiac disease at the cellular and molecular level |

# Investment Highlights

Proprietary products that support new technologies for personalized medicine

- Next generation / first-in-class diagnostic imaging
- Helps determine the course of cardiac treatment

Two Phase II-ready products with short study timelines, both directed to very large markets

- BFPET for imaging cardiovascular blood flow
- CardioPET for detecting fatty acid uptake

A robust pipeline of first-in-class imaging products

- VasoPET for imaging inflammation and atherosclerotic plaque that will permit detection before symptoms occur
- AZPET for brain imaging to diagnose Alzheimer's disease

Technology compatible with current clinical practice, with reliable reimbursement in place

A clear, focused plan for value creation – short term, low risk pathway

Experienced management and world-class advisors

Intellectual property in place to protect proprietary innovations around the world

Products addressing significant unmet needs in billion dollar markets

## BFPET ™

*Potential to become the new "standard" for measuring cardiovascular blood flow*

- **12 million potential patients**
- For use in combination with stress-testing in patients with presumptive chronic CAD
- To replace SPECT in institutions with PET capability

- Phase 2 (U.S., China)
- Launch 2016
- U.S. patent through 2025

***Perfusion images***



## CardioPET™

*For diagnosis of acute and chronic CAD in patients that cannot undergo stress-testing*

- **17 million potential patients**
- Detects regions of fatty acid uptake for metabolism
- Modified fatty acid (MFA) designed to optimize imaging
- Predicate I-123-BMIPP used in 20% of procedures in Japan

- Phase 2 (U.S., Europe)
- Launch 2016
- U.S. patent through 2025

***3D Images from CAD subject***


Anterior
Apex
Lateral

## VasoPET™

*For detecting inflammatory plaques where other modalities cannot ("Holy Grail" of cardiology)*

- **56 million potential patients**
- Avidly taken up by inflammatory cells and rapidly dividing cells
- No uptake in stable plaque,
- Other modalities (CT, MRI) cannot differentiate inflamed from stable plaques

- IND
- Launch 2017
- U.S. patent through 2016 (alternatives being evaluated)

***Images from rabbit***


Normal
Experi-mentals
Spine
Kidney
Injured artery

# Clinical drivers Advancing the Transition to PET in Clinical Cardiology

Fluoro Pharma

**Drivers and Benefits:**

**A** Expansion of clinical indications/clinical needs
- Lower radiation dose
- Improved diagnostic accuracy
- Improved patient outcomes

**B** Continued advancements in scanner technology
- Fusion of anatomical and functional studies
- Superior image quality
- Improved quantification possible

**C** Faster Throughput
- More efficient utilization of the laboratory and equipment
- Higher reimbursement
- Lower overall downstream medical costs

**D** Enables the "personalized approach" for patients…the best test to achieve diagnostic significance
- Continued expansion of the body of clinical evidence
- Broader and advanced assessments are possible
- Better patient access

Journal of Nuclear Cardiology
January/February 2012

Gary V. Heller, MD, PhD[a,b]

Incorporating positron emission tomography (PET) imaging or PET/computed tomographic (PET/CT) imaging into a clinical cardiology practice provides opportunities to better assess patients as well as to expand the services offered by the practice. Clinical evidence continues to accrue, demonstrating the superior quality, the breadth of assessments possible, the diagnostic certainty and accuracy, and the lower patient radiation exposure of PET versus single-photon emission computerized tomography (SPECT) myocardial perfusion imaging (MPI). PET imaging is more accessible to non-hospital imaging centers than ever before because of the availability of radiopharmaceuticals that can be generated on-site or delivered in unit doses from regional cyclotrons, and camera systems of lower cost than previously available. In this manuscript, we offer guidance on the many factors a practice must address before replacing an aging SPECT camera or adding new PET or PET/CT imaging capabilities. Key among these are defining the PET and CT procedures the practice members wish to perform, learning the equipment and radiotracers required to perform those procedures, determining whether their facility has sufficient physical space and shielding to accommodate the dedicated PET or PET/CT instrumentation, and addressing issues related to the practice's referral base, competition, cost-of-entry, reimbursement, and return on investment.

Key Words: PET imaging · SPECT · Myocardial perfusion imaging: PET

**Improved Patient Management - SPECT vs.PET**

PET enables less downstream catheterizations & revascularizations


Percent
SPECT
PET
35
30
25
20
15
10
5
0
Catherization
Revascularization

Source: Merhige et al. JNM 2007; 48:1068



Image size: 1558 x 912
01001 -( 53 y , 53 y )
View size: 750 x 695
R76_MinDose_Heart_MinDose — 4DM-MIProcessing
WL: 144 WW: 227
Filter: None
Perfusion
Wall Thickening
Mid-HLA
Mid-VLA
LV Vol (ml)
215
172
129
86
43
0
EDV: 179 ml
ESV: 92 ml
EF: 49 %
StrAC
Filter: None
Perfusion
RCA
LCX
Zoom: 76% Angle: 0
Im: 1/16
Uncompressed
NOT FOR MEDICAL USAGE
3/8/13 11:38:03 AM
Made In OsiriX

# Technical Trends - Growth drivers enabling shift in technology
# Technical and Diagnostic Benefits of PET vs. SPECT

Fluoro Pharma

| | |
|---|---|
| **Image** | • Improved overall image quality<br>• Dynamic tomographic imaging<br>• High Definition Hybrid imaging: calcium scoring, CT angiography<br>• Improved spatial, temporal and contrast resolution*<br>• Well established attenuation and scatter correction* |
| **Functional capabilities** | • Quantification<br>• Ability to adequately and diagnostically image high >30 BMI and Obese patients<br>• Potential for Coronary Flow Reserve Measurement<br>• Assessment of myocardial function at peak stress*<br>• Measurement of absolute blood flow at rest and at peak stress* |
| **Diagnostic accuracy** | • Higher sensitivity and specificity in the detection of coronary artery disease (CAD)* |
| **Dosimetry** | • Lower radiation dose |
| **Workflow** | • Improved time/work flow |
| **Supply** | • Radiopharmaceutical tracer availability and distribution |
| **Downstream Costs** | • Fewer equivocal studies<br>• Fewer catherizations and revascularizations |

* Berman, D. et al. JNC 2012; Nuclear Cardiology Markets Report May 2011.

# Global Market for PET/SPECT (2010-2020)
## PET new unit sales projected to exceed SPECT by 2017

### Global Market for PET/SPECT, 2010-2016, $ billions


Growing at 9-10% p.a.
12
10
8
6
4
2
0
2010
2011
2012
2013
2014
2015
2016

### Overall Global Installed Bases of PET/SPECT Systems, 2010-2016


7000
6000
5000
4000
3000
2000
1000
0
2010
2011
2012
2013
2014
2015
2016

### New Unit Sales


PET
SPECT
8000
7000
6000
5000
4000
3000
2000
1000
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

### Number of SPECT Cameras Switching to PET


600
500
400
300
200
100
0
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

Source: Nuclear Cardiology Markets Report May 2011. Adapted from Biotechnology Associates

# PET Predicted to grow to 1/3 of U.S. nuclear cardiology procedures

Fluoro Pharma

## Approximate Use of Cardiac Diagnostic Testing



100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
1%
2%
13%
13%
21%
47%
MRI
CT
Catherization
Treadmill
Stress Echo
Nuclear/Molecular

## Future of Nuclear Cardiology in 2020



SPECT & SPECT/CT
68%
PET & PET/CT
32%
0%
50%
100%

Source: Nuclear Cardiology Markets Report May 2011 adapted from: ASNC "New Developments in Nuclear Cardiology"; IDC Worldwide Software 2005-2009 Forecast; PlanClear Company Quarterly Report 2010.

# Why PET now:
# Distribution, infrastructure and increased install base

| | |
|---|---|
| Paradigm shift to better medicine | • PET has a significantly higher rate of specificity and sensitivity than SPECT<br>• Leads to decreased attenuation artifacts and fewer inconclusive studies<br>• Provides a more accurate diagnosis for patients, potentially reducing unnecessary downstream procedures |
| Distribution & Infrastructure & Install Base | • PET radioisotopes available for national distribution on a reliable and timely basis<br>• As-needed fluorine-based agents can be shipped to all PET capable centers in the US and key metropolitan centers in the EU<br>• Installed base of PET scanning capability is increasing |
| Reimburse-ment | • Myocardial perfusion imaging with Rb-82, approved as a first line test in symptomatic patients.<br>• > $1000 reimbursement differential between PET and SPECT procedures |
| Lower radiation exposure | • PET only imaging, utilizing Rb-82, has a lower radiation burden to the patient compared to competing technologies |
| Quantitative imaging | • Coronary Flow Reserve (CFR) software is a clear differentiator to PET from SPECT allowing for more efficient revascularization decision making |

# Cardiac PET (Rb-82) vs. SPECT Perfusion Imaging



99mTc-MIBI SPECT
82Rb PET
A
Stress
Rest
B
Stress
Rest

## Comparison of SPECT and PET Perfusion Imaging Available Today

Panel A illustrates improved specificity with PET. A fixed defect in the inferior wall on SPECT is absent on PET, suggesting the presence of a SPECT attenuation artifact.

Panel B illustrates improved sensitivity with PET. Stress-induced perfusion defects in the anterior and inferolateral walls (arrows) are more clearly shown with PET versus SPECT.



Superior vena cava
Right ventricle
Anteroseptal
Inferoseptal
Anterior
Inferior
Aortic arch
Pulmonary artery
Anterolateral
Inferolateral

Source: Heller lecture. ASNC 2012. Bengel, Frank et al. "Cardiac Positron Emission Tomography". Journal of the American College of Cardiology. Vol. 54, No. 1, 2009.

# Large, Growing Market for Imaging Agents

- Global market projected to exceed $15 billion by 2015
- Fueled by need for personalized medicine
- Additional drivers include:
  - Growing volume of diagnostic examinations and equipment sales
  - Advanced imaging agents in development
  - Aging population
  - Increasing accessibility of technology to new patient populations
  - Widening reliance on tools for accurate diagnosis in more diseases
  - Need for cost-effectiveness and outcomes-driven data
  - Healthcare reform

High-growth markets, specifically Asia-Pacific, are fueling the expansion in imaging



Imaging Drug Market
Worldwide Sales Forecast
Market ($ Billions)
16
14
12
10
8
6
4
2
0
$7B Total
$15B Total
0.5
1.5
2
3
2
3
4
6
2011
2015
US
Europe
Japan
ROW

Source: GIA; FluoroPharma estimates

# Product Portfolio Market Size and Revenue Opportunity

| | BFPET | CardioPET | VasoPET |
|---|---|---|---|
| Patient Population being Imaged | 12.0m | 17.4m | 55.5m |
| Projected PET Adoption | 30-50% | 30-50% | 1.5% |
| PET Procedures | 3.6-6.0m | 5.2-8.7m | 0.9m |
| FPMI PET Market Share | 40-90% | 21-41% | 100% |
| FPMI Procedures | 1.4-5.4m | 1.3-3.6m | 0.9m |
| FPMI Price Per Dose * | $600 | $600 | $600 |
| Product Revenue Opportunity | **$0.9-3.2B** | **$0.8-2.2B** | **$510M** |

Sources: Campbell Alliance & estimates, FluoroPharma research & estimates; Physician Interviews. *Emergency Department Visits for Chest Pain and Abdominal Pain: United States, 1999-2008.* *NCHS Data Brief; No. 43; September 2010.* http://www.cyberounds.com/cmecontent/art311.html?pf=yes.; * Pricing expected to change with indications and health economics data

# BFPET Clinical Use

## MYOCARDIAL PERFUSION IMAGING

- Evaluate patients with known or suspected CAD
- Evaluate CAD in patients that can tolerate exercise as well as pharmacologic stress

## CURRENT DIAGNOSTIC TEST

- Perfusion imaging with SPECT tracers (e.g. MIBI, tetrophosmin, Tl-201) or Rb-82

## CLINICAL NEED

- >12 million diagnostic perfusion examinations at $1,400 performed annually in the U.S.
- SPECT imaging has ~75% diagnostic accuracy
- 10% of "normal" SPECT patients were found to be "abnormal" on PET*
- Rb-82 has issues with supply (product recalls) and cost (high monthly charges)

*"50% of perfusion scans should be done with PET based on pretest conditions"*

Source: Frost & Sullivan 2008

* SNM 2010 annual meeting highlights

# BFPET Phase I Trial Findings

Fluoro Pharma

## BFPET Phase Ia completed

- 12 healthy volunteers ages 20-85
- No adverse events
- No clinically significant changes noted in follow-up clinical and laboratory testing

## Results show excellent perfusion imaging properties

- Rapid extraction from blood
- Stable heart uptake over time
- High target to background ratios
- Convenient imaging window
- Whole body effective dose: 73.5 ± 17.59 mrem/mCi

**Cardiac PET Images in NHV**



Horiz. Long Axis



Short Axis


PLA 301 HOSPITAL
YeXiaoQin
F 060Y
SH32916
2012-07-09
A/L
R/A
L/P
P/R
56
3.0mm
kV:120
mA:180
CT (457 66)
PET (20986 : 65536)
PET (20986 : 65536) CT (457 : 66) CT : PET = 50%
H
R
L
F
69
A/H
F/A
H/P
P/F
97


PLA 301 HOSPITAL
YeXiaoQin
F 060Y
SH32916
2012-07-09
A/L
P/R
R/A
L/P
H/L
F/R
R/H
L/F
A/H
P/F
F/A
H/P
27
49
71
4.0mm
kV:120
mA:90
CT (560 55)
PET (45836:65536)
PET (45836:65536)CT (530:55)CT:PET = 50%

# The BFPET Opportunity

| Assumptions | | |
|---|---|---|
| Est. 5th Year Revenue | | |
| $691 million | | |
| Market | Patients | Est. PET Market Size |
| Myocardial perfusion imaging | 12 million | 3.6 million |


2012-07-09
36
R/A
L/P
2012-07-09
36
R/A
L/P


Projected BFPET Scans
MILLIONS
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Year 1
Year 3
Year 5


SUPINE
ANT
SEP
LAT
INF
STRESS_FBP
REST_FBP
<------ Apical
Short Axis
Basal ---
BASE
PEX
<------ Septal
Vertical Axis
Lateral
APEX
<------ Inferior
Horizontal Axis
Anterior ------>
stress
rest
A
R
L
P

SPECT

BFPET

## CardioPET Clinical Use

### CARDIAC VIABILITY ASSESSMENT

- Identify patients that may benefit from PCI or revascularization and guide intervention
- Evaluate CAD in patients that cannot exercise

### CURRENT TREATMENT

- Invasive coronary angiography

### CLINICAL NEED

- 1.3 million diagnostic angiography procedure at $26,000 and 1.3 million PCI procedures at $48,000 performed annually in the U.S. (AHA data)
- COURAGE trial (2,300 subjects) showed that 30-40% of catheterization and PCI procedures are unnecessary*
- Opportunity to reduce more than $25 billion in cost incurred for unnecessary procedures

*"PET could decrease the use of angiograms and intervention by more than 50% if used as the first-line test with patients" ***

* New England Journal of Medicine
** Cardiac PET Could Reduce Use of Angiograms and Bypass Surgery and Cut Costs" SNM 2005


18F
5
3
O
OH

Fatty acid analog that detects regions of metabolic insufficiency

PHASE I TRIAL COMPLETED
(15 NHV and 6 CAD patients)

- CardioPET promising safety with no AEs detected
- Clinical findings consistent with MPI SPECT
- Quality of CardioPET images substantially superior to MPI SPECT


Normal Subject
CAD Subject
Infarcted region of the heart

15 minute scan identifies infarcted tissue and peri-infarct ischemia in a patient with previous MI


Transverse
MPR
Coronal
MPR
Sagittal
MPR
Transverse
MPR
R76 dynamic (AC)
Perfusion
Anterior
Septal
Apex
Inferior
0 2 4 cm



Dataset-1
Dataset-2 Frame: Ung
Normalized Map
84
89
76
88
90
79
S?S: 5
S?S: 3
R76_dynamic (AC)
Perfusion
Anterior
Apex
Inferior
0 % 25 % 50 % 75 % 100 %
R76_gated (AC)
Perfusion
Anterior
Apex
Inferior
0 2 4 cm
0 % 25 % 50 % 75 % 100 %
215
172
129
86
43
0
LV Vol (ml)
EDV: 179 ml
ESV: 92 ml
EF: 49 %

Fluoro Pharma

# The CardioPET Opportunity

| Assumptions | | | |
|---|---|---|---|
| Est. 5th Year Revenue | | | |
| $605 million | | | |
| Market | Patients | Est. PET Market Size | Est. FP Share |
| CAD diagnosis at rest | 3.8 million | 1.1 million | 32% |
| Cardiac viability assessment | 1.6 million | 0.5 million | 80% |
| Myocardial perfusion imaging | 12 million | 3.6 million | 7.2% |


Projected CardioPET Scans
MILLIONS
2.0
1.6
1.2
0.8
0.4
0.0
Year 1
Year 3
Year 5

# VasoPET Indications and Clinical Use

Fluoro Pharma

### EVALUATION OF

- Patients with acute cardiac event or stroke (risk of recurring event)
- Therapy following acute cardiac event or stroke (e.g., Plavix, lipid therapy, new treatments)

### CURRENT DIAGNOSTIC PRACTICE

- Clinical symptoms; several imaging agents in development

### CLINICAL NEED

- Heart attack and strokes are oftentimes the first manifestations of inflamed plaque, condition is most often diagnosed too late
- Approximately 50% of patients with cardiac events will have another
- Early identification of patients at risk has potential to save >$30 billion in hospitalization cost

*VasoPET can identify plaque that is likely to rupture and pose risk of recurring heart attack or stroke*

Source: American Heart Association

# Detection Of Inflamed Atherosclerotic Plaque

## WHY INFLAMMATION IMAGING?

- Diagnosis before symptoms occur
- Crucial role at all stages of atherosclerosis
- May aid drug development

## DEVELOPMENT STATUS

- Preclinical testing completed
- IND preparation ongoing
- Plan to initiate Phase I proof of principle trial at MGH
    - Carotid artery, aorta imaging, patients with PAD



VasoPET uptake correlates with macrophage content


P<0.001
R=0.87
0.08
0.06
0.04
0.02
0
0-7
8-16
>16
Plaque Inflammation (% Ram-11 Staining)
[F-18] AppCHFppA Uptake (%ID/cc)

Elmaleh et al. PNAS, 103 (43) 2006

# Experienced Management Team and Advisors

Fluoro Pharma



**Thijs Spoor** President, CEO

- Healthcare executive with >15 years medical industry experience
- Former securities analyst at J.P. Morgan and Credit Suisse covering the medical device and biotechnology industries
- Previously led the nuclear cardiology portfolio and PET new product opportunity portfolio at (Amersham) GE Healthcare
- Degrees in nuclear pharmacy (Toronto) and finance (Columbia)



**Boyan Goumnerov, MD** COO, VP Clinical trials

- Healthcare executive with experience in cardiovascular disease start-up companies
- Extensive research experience at Massachusetts General Hospital and Shriners Burn Hospital for Children
- Medical degree (Sofia, Bulgaria)

| | |
|---|---|
| H. William Strauss, MD | • Pioneer of Nuclear Medicine; Clinical Director of Nuclear Medicine at Memorial Sloan Kettering Cancer Center and Professor of Radiology at Cornell University's Weill School of Medicine |
| Daniel Berman, MD | • Director of Cardiac Imaging and Director, Nuclear Cardiology at Cedars-Sinai Heart Center, UCLA School of Medicine |
| Peter Conti, MD, PhD | • Professor of Clinical Radiology and Director of the PET Center at the University of Southern California Medical Center, Former President of the Society of Nuclear Medicine, actively involved in regulatory and policy setting initiatives |
| Elazer Edelman, MD, PhD | • Thomas D. and Virginia W. Cabot Professor of Health Sciences and Technology at MIT, Professor of Medicine at Harvard Medical School, and a coronary care unit cardiologist at the Brigham and Women's Hospital in Boston |
| Heinrich Schelbert, MD | • Professor of Molecular & Medical Pharmacology, UCLA School of Medicine |
| Andrew Selwyn, MD | • Director of the Cardiac Catheterization Laboratory and Associate Chief, Cardiovascular Division, Brigham and Women's Hospital, Harvard Medical School |

# Growth Strategy / Near-Term Milestones

Capitalize on multiple cardiovascular molecular imaging agents for PET

- Cardiac viability assessment
- Myocardial perfusion imaging
- Inflamed atherosclerotic plaque imaging

Address unmet needs in cardiovascular diagnostics by providing

- Diagnostic alternative to invasive procedures
- Higher diagnostic accuracy of PET vs. SPECT

Enable evaluation of cardiac disease at the cellular and molecular level that can change patient management

Key next steps

- Data from phase II trial for CardioPET (metabolism) – 2H 2013
    - Based on recruitment rates in Belgium
- Data from phase II trial for BFPET (perfusion) – 2H 2013
    - Based on initiation at MGH
- IND preparation for VasoPET (vulnerable plaque) – 2013

FluoroPharma

## MEDICINE TODAY

One treatment fits all – still a guessing game

?

MEDICINE TOMORROW
must be personalized

Right Treatment for the
Right Patient at the
Right Time for the
Right Outcome

Personalized medicine begins with the right diagnosis

*Before you can see it,*
*Before the patient feels it,*
*We can identify it*

# Unmet Need for Better Imaging Methods

Fluoro Pharma

ANATOMICAL IMAGING

**None of these capture physiology**
– FluoroPharma is molecular imaging

## MRI



### FDA Warning in 2007

- Nephrogenic systemic fibrosis for Gadolinium-based contrast agents

## Ultrasound



### FDA Warning in 2007

- Deaths and serious cardiopulmonary reactions arising from marketed products

## CT



### AHA 2007 Statement

- CTA is reasonable for assessment of CAD in symptomatic patients
- Not recommended for screening for atherosclerosis
- Not recommended for follow up of stent placement

# PET Imaging Roots are in Oncology

Fluoro Pharma


PET procedures by disease area
2500
2000
1500
1000
500
0
PET Procedures (thousands)
2004
2005
2006
2007
2008
2009
Year
Oncology
Neurology
Cardiology

Cardiology and neurology remain strong growth opportunities

Source: Frost & Sullivan 2008

# Cardiovascular Disease is the Next Big Opportunity

Fluoro Pharma

## Total diagnostic radiopharmaceutical agents market: Cardiac imaging procedures are the greatest opportunity to switch to PET


Procedures (millions)
25
20
15
10
5
0
20.1
1.0
10.7
8.4
21.3
1.3
11.5
8.5
18.9
1.6
10.4
6.9
20.4
1.9
11.2
7.3
21.9
2.2
12.0
7.7
23.6
2.6
12.9
8.1
2004
2005
2006
2007
2008
2009 E
Year
SPECT(Other)
SPECT (Cardiac)
PET

| | CAGR '07 – '09 |
|---|---|
| PET (Total) | 17.0% |
| SPECT (Cardiac) | 7.3% |
| SPECT (Other) | 5.3% |
| **Total** | **7.6%** |

Source: Frost & Sullivan 2008

# FluoroPharma Enables Personalized Diagnosis

## Imaging provides non-invasive tools with immediate personalized recommendations for treatment

- Allows direct visual evaluation of disease on a molecular level
- Measures the efficacy of treatment
- Tracks response to therapy to assess continuing appropriateness


A


B

| Method | Spatial Resolution | Temporal Resolution | Contrast Resolution |
|---|---|---|---|
| Ultrasound | <2 mm | < 10 ms | Single bubble |
| CT | < 0.3 mm | < 300 ms | >mM |
| MRI | < 0.8 mm | < 50 ms | mM |
| MRS | < 10 mm | < 60 s | µM |
| SPECT | < 10 mm | < 5 s | pM - nM |
| PET | < 5 mm | < 5 s | pM – nM |
| Optical | 0.1 - 5 mm | < 1 ms | fM – nM |

The quantitative assessment of disease is the future of imaging

# Poised to Capture Cardio Diagnostics

Fluoro Pharma

## Cardiovascular Diagnostics

- 1-in-3 adults have some form of CV disease
- $403 billion: fully burdened cost of CAD
- ~ 12 million CV nuclear scans (MPI) in 2009*
- Desire for non-invasive diagnostic tools

## PET Molecular Imaging

- Superior image quality
- PET is a large and rapidly growing imaging platform
- Increasing demand for PET technology in diagnosis of CV disease
- No widely adopted PET agents in cardiology

**Positioned to capture share of the $7 billion** market for molecular imaging agents**

* Frost & Sullivan 2008
** Estimated 2012 market size (analyst reports)

# Robust Portfolio On-Track

Fluoro Pharma

| Market | Patients | Drug / Indication |
|---|---|---|
| $ 0.8.-2.2B | 17.4M | **CardioPET** |
| | | ACS |
| | | CAD |
| | | Prostate Cancer |
| $ 0.9-3.2B | 12.0M | **BFPET** |
| | | CAD |
| $510M | 55.5M | **VasoPET** |
| | | Vulnerable plaque coronary |
| | | Carotid coronary perforation |
| | | Vulnerable plaque carotid |



Patent
Licens
e
Pre-
clinical
IND
I
II
III
NDA

Sources: Campbell Alliance & estimates, FluoroPharma research & estimates; Physician Interviews. *Emergency Department Visits for Chest Pain and Abdominal Pain: United States, 1999-2008. NCHS Data Brief; No. 43; September 2010.* http://www.cyberounds.com/cmecontent/art311.html?pf=yes.; * Pricing expected to change with indications and health economics data

# The VasoPET Opportunity

Fluoro Pharma

| Assumptions | | |
|---|---|---|
| Est. 5th Year Revenue | | |
| $408 million | | |
| Market | Patients | Est. PET Mkt Size |
| Screening for atherosclerosis | 50 million | 300,000 |
| Response to therapy (statins) | 3.8 million | 380,000 |
| Follow-up after heart attack | 0.9 million | 90,000 |
| Follow-up after stroke | 0.8 million | 80,000 |



Projected VasoPET Scans
MILLIONS
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
Year 1
Year 3
Year 5

*Peak procedure volume ~0.9 million*

# Targets Greatest Areas for Cost Reduction

Therapeutics aimed to prevent and best treat disease related to diabetes, obesity and heart disease hold greatest promise

Pharmaceuticals enabling personalized, outcomes-driven medicine offer greatest route to reducing the overall costs of healthcare

### Medical Concerns that Present Best Targets for Healthcare Cost Reduction*



Diabetes 35%
Obesity 29%
Heart disease 20%
Mental health 5%
Chronic lung disease 4%
End-stage renal disease 3%
Cancer 2%
Alzheimer's disease 1%
Stroke 1%
Base = 289

* Source: HealthLeaders Study of 300 Top Health System Executives 6/11

# Molecular Imaging Commercial Landscape



Drug Development
FluoroPharma
Lantheus
Navidea
Eli Lily
Bracco
DraxImage
Radio-Pharmaceutical Distribution
IBA Molecular
Eckert & Ziegler
Cardinal Health
Covidien
GE
Siemens/ PETNET
Phillips
Scanner Development

Multiple players in each value chain

# The cycle of classic medicine is reactive medical care

Fluoro Pharma

## Reactive Medical Care



Switch Drug Again
Switch Drug
Select Drug
Diagnosis
Disease Severity
Time

Diagnose Disease; Treat Symptoms; Costly, Trial and Error Treatment

## Efficient Medical Care


Disease Severity
"Right Drug"
Monitoring
Diagnosis / Prognosis
Diagnosis
Screening
Time

Health Management; Molecular Screening; Early Detection;
Rapid Effective Treatment; Improved Quality of Care



### KEY FACTS – US AND WW

WHO: "Neglected Global Epidemic"

- 16.7M deaths WW: 1/3 of all deaths, 78% from low / middle income countries.
- 1/3 of deaths in China, ½ in Europe
- 2.4M deaths US: top cause (38.5%)

### KEY UNMET NEEDS

- CAD: Get closer to the disease source – Early detection & appropriate treatment selection
- AMI: Identify vulnerable patients - Speed of treatment: revascularization in 90-mn or less


Blood Chemistry
High Blood Pressure
Coronary Artery Disease (CAD)
Stable Angina
Acute Myocardial Infarction (MI)
Malignant Arrhythmias (SCD)
Congestive Heart Failure (CHF)
Congenital Heart Disease
Death

# Outcomes partnerships drive clinical trial endpoints

**PAST**
Fragmented, non-systems of care

**Economic pressures**

Decisions by individual stakeholders

Decisions by advanced stakeholder networks

**FUTURE**
Integrated, systems of care delivery

| | (I) Conventional | (II) Complex Multistakeholder | (III) Aligned for Outcomes |
|---|---|---|---|
| Predominant HCP type | Solo practitioners | Medical Groups (but individual prescribers retain significant autonomy) | Medical Groups at scale, true coordinated networks and ACOs (declining prescriber autonomy) |
| Provider outcomes focus | Quality patient care - anecdotal reputation among patients as good provider | More formal quality measures sometimes tied to "Pay for Performance" reimbursement | Population health outcomes measured with RWD from emerging EHR / HIT infrastructure |
| Provider perspective on Rx | Imaging drug is a resource to drive good patient care | Imaging drug is discouraged (reimbursement), monitored (generic Rx rates), but tied to quality | Imaging drug is an investment (from HCP budget) to achieve outcomes |

# Market Drivers for New PET Products

## Growth in PET procedural volumes



CAGR
7.1%
PET Procedures (thousands)
2000
1600
1200
800
400
0
1,249
1,740
'05
'10

## Low capacity utilization



PET Procedural Capacity (millions)
8
7
6
5
4
3
2
1
0
Unutilized
55%
45%
Utilized
'10

## Comprehensive adoption of early diagnosis will improve utilization of technology

- At capacity, more patients could be diagnosed earlier leading to better patient outcomes
- Earlier diagnosis benefits the health system by minimizing the expensive, aggressive, late and oftentimes ineffective therapies prescribed to patients as a result of later diagnosis
- A whole system approach to early diagnosis and intervention would increase utilization of high-value equipment

**Past PET Market Growth Driven by a Single Agent (FDG) has given rise to an established ecosystem of PET distribution**

Source: Frost & Sullivan 2008, IMV 2011, FluoroPharma estimates

Thank you
for listening!